UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2009

RURAL/METRO CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	0-22056	86-0746929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9221 East Via de Ventura

Scottsdale, Arizona

85258

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (480) 606-3886

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1	Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On March 19, 2009, Rural/Metro Corporation (the “Company”) and Computershare Trust Company, N.A., as successor to Computershare Trust Company, Inc. (the “Rights Agent”) amended (the “Second Amendment”) the Rights Agreement, as amended (the “Rights Agreement”), dated August 24, 2005 between the Company and the Rights Agent. The Second Amendment amends the terms of the Rights associated with the common stock, par value $0.01 per share (the “Common Stock”), of the Company to increase from 5.0% to 10.0% the Beneficial Ownership triggering percentage at which a Person will become an Acquiring Person and at which a Distribution Date will occur (as such terms are defined in the Rights Agreement). Existing shareholders with holdings of 10.0% or more of the Company’s outstanding Common Stock were grandfathered in under the Amendment, and as such, will not entitle any shareholders to exercise Rights under the Rights Agreement. The Board of Directors of the Company will continue to regularly review the triggering percentage under the Rights Agreement. The Company entered into the Second Amendment after careful consideration of the Company’s improving position with respect to change-in-ownership rules under Section 382 of the Internal Revenue Code of 1986, as amended, and the Company’s desire to enhance trading capacity for existing and potential new stockholders.

A copy of the Second Amendment is attached hereto as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Section 3	Securities and Trading Markets

Item 3.03	Material Modification to Rights of Security Holders.

See the description set forth under “Item 1.01. Entry into a Material Definitive Agreement,” which is incorporated by reference into this Item 3.03.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

4.1	Amendment No. 2 dated as of March 19, 2009 to that certain Rights Agreement, as amended, dated as of August 24, 2005, between Rural/Metro Corporation and Computershare Trust Company, N.A., as successor to Computershare Trust Company, Inc., as Rights Agent (incorporated by reference to Exhibit 4.1 to the Company’s Form 8-A/A filed with the SEC on March 19, 2009).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RURAL/METRO CORPORATION

Date: March 19, 2009	By:	/s/ Kristine B. Ponczak
Kristine B. Ponczak Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.
4.1	Amendment No. 2 dated as of March 19, 2009 to that certain Rights Agreement, as amended, dated as of August 24, 2005, between Rural/Metro Corporation and Computershare Trust Company, N.A., as successor to Computershare Trust Company, Inc., as Rights Agent (incorporated by reference to Exhibit 4.1 to the Company’s Form 8-A/A filed with the SEC on March 19, 2009).

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